                                                                    Exhibit 99.1



CHAPTER 11 OPERATING ORDER FORM                                   BUSINESS BA-01
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================
CASE NAME: MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11    MONTH ENDING 6/30/03

             File for Each Month by the 15th of the Following Month
================================================================================
                         BUSINESS DEBTOR'S AFFIRMATIONS
================================================================================

AS THE RESPONSIBLE PARTY FOR THE DEBTOR IN POSSESSION, I AFFIRM THAT THE RESPONSES TO THE QUESTIONS BELOW ARE TRUE TO THE BEST OF MY KNOWLEDGE AND
BELIEF:

1. (A) YES   X         NO          All Post-petition business taxes are paid.
          -------        -------

   (B) YES             NO          All Post-petition individual taxes are paid.
          -------        -------

     If no, the following taxes have not been paid since the filing of the petition:

TYPE OF TAX                                              AMOUNT

                                                         $
---------------------------------------------------      -----------------------
                                                         $
---------------------------------------------------      -----------------------
                                                         $
---------------------------------------------------      -----------------------
                                                         $
---------------------------------------------------      -----------------------
                                                         $
---------------------------------------------------      -----------------------


2.   YES   X         NO          Adequate insurance on all property including
        -------        -------   fire, theft, liability, collision, casualty,
                                 and workman's compensation (if applicable) is currently in full force and effect.

     If no, enter:   TYPE                                       not in force.
                         ---------------------------------------

                     TYPE                                       not in force.
                         ---------------------------------------

3.   YES   X         NO          New books and records were opened and are
        -------        -------   being maintained daily.

4.   YES             NO   X      New bank accounts were opened.
        -------        -------

5.   YES   X         NO          Bank accounts are reconciled.
        -------        -------
6.   YES   X         NO          I have otherwise complied with all
        -------        -------   requirements of the Chapter 11 Operating Order.

7.   YES   X         NO          All financial statements filed with the
        -------        -------   Bankruptcy Clerk's office are prepared in
                                 accordance with generally accepted accounting principles.

================================================================================

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

PHONE NO.  (216) 774-6000                    /s/ William J. Neitzke, President
                                           -------------------------------------
                                                     RESPONSIBLE PARTY
DATE:      July 11, 2003
     -------------------------

================================================================================

CHAPTER 11 OPERATING ORDER FORM                                   BUSINESS BA-02
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================
CASE NAME: MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11    MONTH ENDING 6/30/03
                        Attach Business Forms BA-02 (A-D)
             File for Each Month by the 15th of the Following Month
================================================================================
                                BUSINESS DEBTOR'S
================================================================================
CASH RECEIPTS & DISBURSEMENTS                         INCOME STATEMENT
================================================================================

CASH ON HAND (Beginning) of month
is the same figure as Cash on Hand
(End) of last month.                      1. REVENUE FROM TOTAL
                                             SALES & LEASE PAYMENTS  $123,348.86
                                                                     -----------
A. CASH ON HAND             $265,276.57
                            -----------
                                          2. LESS COST OF THOSE
B. RECEIPTS:                                 SALES                             -
                                             (Cost of materials,     -----------
   Accounts Receivable                       Labor, etc)
   from Form BA-02
   (A)-Line II (C)                    -
                            -----------
   Cash Sales & Lease                     3. EQUALS GROSS
   Receipts                  123,348.86      PROFIT (1 minus 2)       123,348.86
                            -----------                              -----------

   Sale of Property         -----------   4. LESS OPERATING            24,842.35
   (Not in ordinary course                   EXPENSES                -----------
   of business)

                                          5. EQUALS NET PROFIT
   Other                                     OR LOSS FROM OPERATIONS
        ------------------- -----------      (3 minus 4)               98,506.51
   Transfer from PR Account       28.88                              -----------
   ------------------------ -----------

C. TOTAL RECEIPTS            123,377.74   6. NON-OPERATING
   (total of B)             -----------      INCOME/EXPENSES
                                             (LIST SPECIFIC
D. BUSINESS DISBURSEMENTS     89,496.59      INCOME/EXPENSES)
   FROM FORM BA-02 (B)      -----------
                                             ---------------------
E. SURPLUS OR DEFICIT         33,881.15      Court Fees                        -
           (C minus D)      -----------      ---------------------   -----------
                                             Professional fees         58,654.24
                                             ---------------------   -----------
                                             Outside services           6,000.00
                                             ---------------------   -----------

F. CASH ON HAND (End)                     7. EQUALS NET PROFIT
           (A plus E)       $299,157.72      OR NET LOSS
                            -----------      (5 plus or minus 6)     $ 33,852.27
                                                                     -----------

================================================================================

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                             /s/ William J. Neitzke, President
                                           -------------------------------------
DATE: July 11, 2003                                 RESPONSIBLE PARTY

================================================================================

CHAPTER 11 OPERATING ORDER FORM                                   BUSINESS BA-02
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================
CASE NAME: MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11    MONTH ENDING 6/30/03
                        Attach Business Forms BA-02 (A-D)
             File for Each Month by the 15th of the Following Month
================================================================================
                                BUSINESS DEBTOR'S
================================================================================
CASH RECEIPTS & DISBURSEMENTS
================================================================================

CASH ON HAND (Beginning) of month is the same figure as Cash on Hand (End) of last month.
PAYROLL ACCOUNT

A. CASH ON HAND                $       -
                               ---------

B. RECEIPTS:

   Deposits to Payroll Account
                               ---------
   Cash Sales                          -
                               ---------
   Sale of Property                    -
   (Not in ordinary course     ---------
    of business)

   Other
        ---------------------- ---------
                                       -
   --------------------------- ---------

C. TOTAL RECEIPTS                      -
   (total of B)                ---------

D. BUSINESS DISBURSEMENTS
   Transfer to Admin Acct.             -
                               ---------

E. SURPLUS OR DEFICIT                  -
           (C minus D)         ---------

F. CASH ON HAND (End)
           (A plus E)          $       -
                               ---------

================================================================================

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                             /s/ William J. Neitzke, President
                                           -------------------------------------
DATE: July 11, 2003                                 RESPONSIBLE PARTY

================================================================================

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-02 (A)
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================
CASE NAME: MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11    MONTH ENDING 6/30/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month
================================================================================
                      BUSINESS DEBTOR'S ACCOUNTS RECEIVABLE
================================================================================

I.   NO ACCOUNTS RECEIVABLE WERE COLLECTED THIS MONTH.              __X__ (Check
                                                                    if true.)

II.  COLLECTION OF ACCOUNTS RECEIVABLE THIS MONTH:

     A.   Amount collected this month on accounts
          receivable charged and paid this month.                   $      -
                                                                    ------------

     B.   Amount collected this month on accounts
          receivable charged in prior months                        $      -
                                                                    ------------

     C.   TOTAL collected this month on accounts receivable         $      -
                                                                    ------------

III. PENDING accounts receivable as of the end of this month.
                             SEE ATTACHED SCHEDULE.
--------------------------------------------------------------------------------
ENTITY      0-30 DAYS      31-60 DAYS       61-90 DAYS       OVER 90       TOTAL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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TOTALS       $    -         $     -          $     -          $   -       $   -
--------------------------------------------------------------------------------

================================================================================

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                             /s/ William J. Neitzke, President
                                           -------------------------------------
DATE: July 11, 2003                                 RESPONSIBLE PARTY

================================================================================

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-02 (B)
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================
CASE NAME: MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11    MONTH ENDING 6/30/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month
================================================================================
                     BUSINESS DEBTOR'S ACTUAL DISBURSEMENTS
================================================================================

ACCOUNTING                                                         $           -
                                                                   -------------
ADVERTISING                                                                    -
                                                                   -------------
AUTOMOBILES/VEHICLES (repairs & maintenance)                                   -
                                                                   -------------
COMMISSIONS/CONTRACT LABOR                                                     -
                                                                   -------------
INSURANCE (TOTAL)                                                  $           -
                                                                   -------------
                 AUTO                        $            -
                                             --------------
                 LIABILITY                                -
                                             --------------
                 LIFE                                     -
                                             --------------
                 MEDICAL                                  -
                                             --------------
                 CASUALTY                                 -
                                             --------------
                 FIRE & THEFT                             -
                                             --------------
                 WORKMAN'S COMP                           -
                                             --------------
                 OTHER                                    -
                          --------------     --------------
INTEREST PAID                                                      $           -
                                                                   -------------
INVENTORY PURCHASED
                                                                   -------------
LEGAL                                                                          -
                                                                   -------------
POSTAGE/FREIGHT                                                                -
                                                                   -------------
RENT/LEASE PAYMENTS ON REAL ESTATE                                             -
                                                                   -------------
REPAIRS & MAINTENANCE                                                   3,044.95
                                                                   -------------
SALARIES/WAGES PAID
                                                                   -------------
SECURED LOAN PAYMENTS [ENTER FROM BA-02 (C)]                                   -
                                                                   -------------
SUPPLIES (TOTAL)                                                   $           -
                                                                   -------------
                 OFFICE                      $            -
                                             --------------
                 OPERATING                                -
                                             --------------
TRAVEL & ENTERTAINMENT                                             $           -
                                                                   -------------
TAXES  [ENTER FROM BA-02 (D)]                                           2,316.44
                                                                   -------------
UNSECURED LOAN PAYMENTS                                                        -
                                                                   -------------
UTILITIES (TOTAL)                                                  $   18,937.96
                                                                   -------------
                 ELECTRICITY                 $     3,837.33
                                             --------------
                 GAS                                      -
                                             --------------
                 TELEPHONE                        14,366.62
                                             --------------
                 WATER                                    -
                                             --------------
                 OTHER       Security                734.01
                          --------------     --------------

OTHER BUSINESS DISBURSEMENTS                                       $   65,197.24
                ------------------------                           -------------
                 EMPLOYEE REIMBUSEMENTS      $            -
                ------------------------     --------------
                 GARNISHMENTS                $            -
                ------------------------     --------------
                 OUTSIDE SERVICES            $     6,000.00
                ------------------------     --------------
                 PROFESSIONAL SERVICES       $    58,654.24
                ------------------------     --------------
                 OTHER                       $       543.00
                ------------------------     --------------
                 BANKRUPTCY COURT FEES       $            -
                ------------------------     --------------
                 BUILDING SECURITY           $            -
                ------------------------     --------------

TOTAL BUSINESS DISBURSEMENTS                                       $   89,496.59
                                                                   -------------

================================================================================

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                             /s/ William J. Neitzke, President
                                           -------------------------------------
DATE: July 11, 2003                                 RESPONSIBLE PARTY

================================================================================

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-02 (C)
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================
CASE NAME: MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11    MONTH ENDING 6/30/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month
================================================================================
              BUSINESS DEBTOR'S LOAN PAYMENTS TO SECURED CREDITORS
================================================================================

       There are no secured debts.
------ (Check if true.)

       No secured loan payments have been paid during this period. ------ (Check if true.)

       List all secured creditors and their status below:

--------------------------------------------------------------------------------
   CREDITOR       COLLATERAL      Date Paid    Payment    Payment      *Payments
                                               Amount     Amount           in
                                                Due        Made         Arrears
--------------------------------------------------------------------------------
AmSouth Bank  A/R, Inventory, M&E              $
--------------------------------------------------------------------------------
 M-TIN, LLC      Real Estate
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
* Number of post-petition payments in arrears

================================================================================

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                             /s/ William J. Neitzke, President
                                           -------------------------------------
DATE: July 11, 2003                                 RESPONSIBLE PARTY

================================================================================

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-02 (D)
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================
CASE NAME: MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11    MONTH ENDING 6/30/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month
================================================================================
                         BUSINESS DEBTOR'S TAX PAYMENTS
================================================================================

A. WITHHELD TAXES FOR EACH PAYROLL PERIOD

                                     FICA 941
                             -------------------------
  Payroll       Payroll                        Amount         State       Local
   Date          Amount      Amount Due      Deposited       Income      Income
-----------   -----------    ----------      ---------      --------    --------
                                                     -             -           -
-----------   -----------    ----------      ---------      --------    --------
                        -             -              -             -           -
-----------   -----------    ----------      ---------      --------    --------
                        -             -              -             -           -
-----------   -----------    ----------      ---------      --------    --------
                        -             -              -             -           -
-----------   -----------    ----------      ---------      --------    --------

-----------   -----------    ----------      ---------      --------    --------
   Total                -             -              -             -           -
===========   ===========    ==========      =========      ========    ========


B.  UNEMPLOYMENT TAXES FOR EACH PAYROLL PERIOD

                                     FUTA 940
                             -------------------------
  Payroll       Taxable                        Amount
   Date         Payroll      Amount Due      Deposited       State
-----------   -----------    ----------      ---------      --------
                        -             -              -             -
-----------   -----------    ----------      ---------      --------
                        -             -              -             -           -
-----------   -----------    ----------      ---------      --------
                        -             -              -             -           -
-----------   -----------    ----------      ---------      --------
                        -             -              -             -           -
-----------   -----------    ----------      ---------      --------

-----------   -----------    ----------      ---------      --------
   Total                -             -              -             -           -
===========   ===========    ==========      =========      ========    ========


C. OTHER TAXES (SPECIFY TYPE: EXCISE, SALES, ETC.
   INCLUDING INCOME TAXES DUE AND PAID QUARTERLY)

                 DUE                                      PAID
--------------------------------------    --------------------------------------
   Date          Type         Amount         Date          Type          Amount
----------    ----------    ----------    ----------    ----------    ----------
               Alabama                                   Alabama
               Dept.of        554.95                     Dept.of         554.95
               Revenue        301.05                     Revenue         301.05
                                                               -              -

               Delaware                                  Delaware
               Sec. Of        867.92                     Sec. Of         867.92
               State                                     State                -

               Dept of                                   Dept of
               Treasury       326.16                     Treasury        326.16
                                                                              -

               Missouri                                  Missouri
               Dept of        266.36                     Dept of         266.36
               Revenue                                   Revenue
                            --------                                   --------
  Total                     2,316.44                                   2,316.44
                            ========                                   ========

================================================================================

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                             /s/ William J. Neitzke, President
                                           -------------------------------------
DATE: July 11, 2003                                 RESPONSIBLE PARTY

================================================================================

CHAPTER 11 OPERATING ORDER FORM                                   BUSINESS BA-03
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================
CASE NAME: MARTIN INDUSTRIES, INC.   NO.  02-85553-JAC-11   MONTH ENDING 6/30/03
                         Attach Business Form BA-03 (A)
             File for Each Month by the 15th of the Following Month
================================================================================
                         BUSINESS DEBTOR'S BANK ACCOUNTS
             (All accounts must be listed whether dormant or active)
================================================================================

Bank, Credit Union      Account No.      Statement     Statement    Pre-petition
   S & L, Etc.         (Check, Save,      Balance         Date         Account
                         CD, Etc.)           $                         Y or N
------------------     -------------    -----------    ---------    ------------
AmSouth Bank             0010012710              --    6/30/2003         Y
AmSouth Bank             0033761132        8,122.61    6/30/2003         N
AmSouth Bank             0033761175      291,035.11    6/30/2003         N
AmSouth Bank             0087083027              --    6/30/2003         Y

================================================================================
                                  GROSS PAYROLL
                  (Wages, Salaries, Commissions, Bonuses, Etc.)
================================================================================

Officer #1 (Name)                                            Amount: $        --
                        -----------------------------------          -----------
Officer #2 (Name)                                                    $        --
                        -----------------------------------          -----------
Other Office (Name)                                                  $        --
                        -----------------------------------          -----------
Employees (Number)                                                   $        --
                        -----------------------------------          -----------
Employees (Relatives)                                                $        --
                        -----------------------------------          -----------
Name                                                                 $        --
                        -----------------------------------          -----------
Name                                                                 $        --
                        -----------------------------------          -----------

================================================================================
                            INVENTORY (IF APPLICABLE)
================================================================================

                                                                     -----------
Inventory - Beginning of Month (COST)
                                                  ------------------------------
Inventory - Purchased this Month - CASH           ------------

Inventory - Purchased this Month - CREDIT         $         --
                                                  ------------
Inventory - Sold this Month                       $         --
                                                  ------------------------------
Inventory - End of Month (COST)                                      $        --
                                                                     -----------

================================================================================
                PAYMENTS MADE TO PRE-PETITION UNSECURED CREDITORS
================================================================================

     _____X_____ A. No payments on pre-petition debts have been made this month.

     ___________ B. The following payments have been made this montb to unsecured creditors whose debts were incurred prior to the filing of this case.

      Creditor                  Amount               Date             Reason
---------------------        ------------       -------------      ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

================================================================================

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                             /s/ William J. Neitzke, President
                                           -------------------------------------
DATE: July 11, 2003                                 RESPONSIBLE PARTY

================================================================================

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-03 (A)
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================
CASE NAME: MARTIN INDUSTRIES, INC.   NO.  02-85553-JAC-11   MONTH ENDING 6/30/03
                          Attach to Business Form BA-03
             File for Each Month by the 15th of the Following Month
================================================================================
                BUSINESS DEBTOR'S POST-PETITION ACCOUNTS PAYABLE
================================================================================
                                  CHECK A or B

      A. All operating expenses since the beginning of this case have been paid.
------   Therefore, there are no post-petition accounts payable.

  X   B. Post-petition accounts payable are:
------

                              0 - 30        31 - 60         61 - 90        OVER 90
ENTITY OWED                    DAYS           DAYS            DAYS           DAYS         TOTAL
-----------                 ----------      -------        ----------      -------     -----------
BELLSOUTH                                                   29,152.71                    29,152.71
--------------------------------------------------------------------------------------------------
SHEFFIELD UTILITIES           1,303.31                                                    1,303.31
--------------------------------------------------------------------------------------------------
FLORENCE UTILITIES            2,480.41                                                    2,480.41
--------------------------------------------------------------------------------------------------
ALARM CONSULTANT SERVICES       390.00                                                      390.00
--------------------------------------------------------------------------------------------------
BRADLEY ARANT                12,911.96                                                   12,911.96
--------------------------------------------------------------------------------------------------
BELLSOUTH                       105.00                                                      105.00
--------------------------------------------------------------------------------------------------
PITNEY BOWES                 15,000.00                                                   15,000.00
--------------------------------------------------------------------------------------------------
                                                                                                --
--------------------------------------------------------------------------------------------------
                                                                                                --
--------------------------------------------------------------------------------------------------
                                                                   --                           --
--------------------------------------------------------------------------------------------------
                                                                                                --
--------------------------------------------------------------------------------------------------
                                                                                                --
--------------------------------------------------------------------------------------------------
                                                                                                --
--------------------------------------------------------------------------------------------------
                                                                                                --
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
       TOTALS              $ 32,190.68      $    --        $29,152.71      $    --    $  61,343.39
--------------------------------------------------------------------------------------------------

================================================================================

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                             /s/ William J. Neitzke, President
                                           -------------------------------------
DATE: July 11, 2003                                 RESPONSIBLE PARTY

================================================================================